                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (date of earliest event              21-Apr-97
             ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-I


                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
   -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             New Jersey
             ----------
             Arizona             333-18877-01              Applied For
             -------             ------------

             State or other      (Commission             (IRS Employer
             jurisdiction of     File Number)              ID Number)
             incorporation)


             2840 Morris Avenue, Union, New Jersey    07083
             -------------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,                         908-686-2000
             including area code:                               ----------------



                                      n/a
             (Former name or former address, if changed since last report)

             Item 5      Other Events
                         ------------


      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2 and Class A-3 Noteholders with respect to the following Distribution Dates:

      A-1..................................................................            21-Apr-97

      A-2..................................................................            23-Apr-97

      A-3..................................................................            30-Apr-97



             Item 7      Financial Statements and Exhibits
                         ---------------------------------

      The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                    Trans-World Insurance Co.



                                                    By:  /s/ Harry Puglisi
                                                    ----------------------
                                                     Name:  Harry Puglisi
                                                        Title:  Treasurer


      Dated:  April 30, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                           CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-1         Determination Date               04/14/97
Cusip #  182743-AG9     Distribution Date                04/21/97
                        Record Date                      04/17/97

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                  0.00
                     Per $50,000 original principal amount of the Notes           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                            102,170.83
                     Per $50,000 original principal amount of the Notes          54.930556


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                  0.00
                     Per $50,000 original principal amount of the Notes           0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                  0.00
                     Per $50,000 original principal amount of the Notes           0.000000


(iv)       Pool Balance at end of preceding Collection Period               226,395,752.00


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                         93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-1 NOTES
                               PERIOD 1                                           5.400000%

                               PERIOD 2                                           5.850000%
                               PERIOD 3                                           5.650000%
                             CURRENT RATE     (Based on Auction)                  5.650000%

                     2.  NET LOAN RATE
                             PERIOD 1                                                    0.000000%
                             PERIOD 2                                                    6.635000%
                             PERIOD 3                                                    6.788000%

               (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate                     122,749.67

(vii)      (a) Service Fee for related Collection Period  (Pro Rata)                          0.00
               Per $50,000 original principal amount of the Notes                         0.000000

           (b) Service Fee Carryover for related Collection Period
               1.  Distributed                                                                0.00
               Per $50,000 original principal amount of the Notes                         0.000000

               2.  Remaining Balance                                                          0.00
               Per $50,000 original principal amount of the Notes                         0.000000


(viii)     Amount of Fees for related Collection Period:

               1.  Administration Fee  (Pro Rata)                                           426.25
               Per $50,000 original principal amount of the Notes                         0.229167

               2.  Auction Agent Fee  (Pro Rata)                                          7,601.46
               Per $50,000 original principal amount of the Notes                         4.086806

               3.  Indenture Trustee Fee  (Pro Rata)                                          0.00
               Per $50,000 original principal amount of the Notes                         0.000000

               4.  Eligible Lender Trustee Fee  (Pro Rata)                                1,295.99
               Per $50,000 original principal amount of the Notes                         0.696768

               5.  Surety Provider Fee  (Pro Rata)                                        2,273.33
               Per $50,000 original principal amount of the Notes                         1.222222


(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
           Surety Bond                                                                        0.00

(x)        Aggregate amount of Realized losses for the related Collection
           period                                                                             0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                          0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                     0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                         0.00

            (c)     Amount in the Reserve Account                                              0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                          0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                          0.00

         (b)     Amount in the Pre-Funding Account                                                  61,400,000.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                              0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                           0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                     0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                       0.00
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                       0.00
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                      0.00
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                       0.00
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                              0.00

(xix)     Parity Percentage                       Numerator    298,995,752.00
          as of         02/28/97                Denominator    297,000,000.00                             100.67%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                                  0.00

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                             0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
            Harry Puglisi
              Treasurer

              Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                             CLASSNOTES TRUST 1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

      CLASS A-2         Determination Date               04/16/97
Cusip #  182743-AH7     Distribution Date                04/23/97
                        Record Date                      04/21/97

(i) Amount of Principal being paid or distributed in respect of the Notes

                    CLASS A-2 NOTES                                                             0.00
                    Per $50,000 original principal amount of the Notes                      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                    CLASS A-2 NOTES                                                       404,550.00
                    Per $50,000 original principal amount of the Notes                    217.500000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes


                    CLASS A-2 NOTES                                                             0.00
                    Per $50,000 original principal amount of the Notes                      0.000000


           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                    CLASS A-2 NOTES                                                             0.00
                    Per $50,000 original principal amount of the Notes                      0.000000


(iv)       Pool Balance at end of preceding Collection Period                         260,496,018.85


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                    CLASS A-2 NOTES                                                    93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-2 NOTES
                               PERIOD 1                                                     0.000000%


                               PERIOD 2                                                         0.000000%
                               PERIOD 3                                                         5.400000%
                             CURRENT RATE     (Based on Auction)                                5.800000%

                       2.  NET LOAN RATE
                               MONTH 1                                                          6.635000%
                               MONTH 2                                                          6.788000%
                               MONTH 3                                                          6.820000%

               (b)   Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate                             473,463.00

(vii)       (a) Service Fee for related Collection Period  (Pro Rata)                           28,817.53
                Per $50,000 original principal amount of the Notes                              15.493296

            (b) Service Fee Carryover for related Collection Period
                1.  Distributed                                                                      0.00
                Per $50,000 original principal amount of the Notes                               0.000000

               2.  Remaining Balance                                                                0.00
               Per $50,000 original principal amount of the Notes                               0.000000


(viii)     Amount of Fees for related Collection Period:

               1.  Administration Fee  (Pro Rata)                                               1,162.50
               Per $50,000 original principal amount of the Notes                               0.625000

               2.  Auction Agent Fee  (Pro Rata)                                               20,731.25
               Per $50,000 original principal amount of the Notes                              11.145833

               3.  Indenture Trustee Fee  (Pro Rata)                                                0.00
               Per $50,000 original principal amount of the Notes                               0.000000

               4.  Eligible Lender Trustee Fee  (Pro Rata)                                      1,295.99
               Per $50,000 original principal amount of the Notes                               0.696768

               5.  Surety Provider Fee  (Pro Rata)                                              6,200.00
               Per $50,000 original principal amount of the Notes                               3.333333


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                               0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                           0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                               0.00

            (c)    Amount in the Reserve Account                                                    0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                 0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                 0.00

         (b)     Amount in the Pre-Funding Account                                         24,652,323.18

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                  0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                        0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                         985,099.76
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                          75,053.14
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                         23,628.31
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                               0.00
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                 19,489.00

(xix)     Parity Percent                 Numer           298,460,034.93
           as 03/31/97              Denominator          297,067,758.23                          100.47%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                         0.00

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                    0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
Harry Puglisi
  Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                             CLASSNOTES TRUST  1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-3         Determination Date                       04/24/97
Cusip #  182743-AJ3     Distribution Date                        04/30/97
                        Record Date                              04/28/97

(i) Amount of Principal being paid or distributed in respect of the Notes

                    CLASS A-3 NOTES                                                                 0.00
                    Per $50,000 original principal amount of the Notes                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                    CLASS A-3 NOTES                                                           421,166.67
                    Per $50,000 original principal amount of the Notes                        221.666667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                    CLASS A-3 NOTES                                                                 0.00
                    Per $50,000 original principal amount of the Notes                          0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                    CLASS A-3 NOTES                                                                 0.00
                    Per $50,000 original principal amount of the Notes                          0.000000


(iv)       Pool Balance at end of preceding Collection Period                             260,496,018.85


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                    CLASS A-3 NOTES                                                        95,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-3 NOTES
                               PERIOD 1                                                        0.000000%
                               PERIOD 2                                                        0.000000%
                               PERIOD 3                                                        5.500000%
                             CURRENT RATE     (Based on Auction)                               5.700000%

               2.  NET LOAN RATE
                        MONTH 1                                                 0.000000%
                        MONTH 2                                                 6.788000%
                        MONTH 3                                                 6.820000%

         (b)   Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate                   501,557.78

(vii)    (a)   Service Fee for related Collection Period  (Pro Rata)            29,437.26
               Per $50,000 original principal amount of the Notes               15.493295

         (b)   Service Fee Carryover for related Collection Period
           1.  Distributed                                                           0.00
           Per $50,000 original principal amount of the Notes                    0.000000

           2.  Remaining Balance                                                     0.00
           Per $50,000 original principal amount of the Notes                    0.000000


(viii)     Amount of Fees for related Collection Period:

           1.  Administration Fee  (Pro Rata)                                    1,187.50
           Per $50,000 original principal amount of the Notes                    0.625000

           2.  Auction Agent Fee  (Pro Rata)                                    21,177.08
           Per $50,000 original principal amount of the Notes                   11.145833

           3.  Indenture Trustee Fee  (Pro Rata)                                     0.00
           Per $50,000 original principal amount of the Notes                    0.000000

           4.  Eligible Lender Trustee Fee  (Pro Rata)                           1,323.86
           Per $50,000 original principal amount of the Notes                    0.696768

           5.  Surety Provider Fee  (Pro Rata)                                   6,333.33
           Per $50,000 original principal amount of the Notes                    3.333333


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                 0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                      0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                            0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                0.00

            (c)      Amount in the Reserve Account                                 0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                              0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                              0.00

         (b)     Amount in the Pre-Funding Account                                                      24,652,323.18

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                                                                     0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
               have been paid in full)                                                                           0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                        0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                    985,099.76
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                     75,053.14
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                    23,628.31
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                          0.00
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                            19,489.00

(xix)     Parity Percentage                         Numerator                 298,460,034.93
          as of 03/31/97                          Denominator                 297,067,758.23                 100.47%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                                     0.00

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                0.00


The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer